United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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TFF PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 28, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), to be held on Wednesday, September 30, 2020 at 11:00 a.m. EDT.

This year’s Annual Meeting will be conducted via live audio webcast and online stockholders tools. Stockholders will be able to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically at the Annual Meeting from virtually any location around the world. We have chosen a virtual format to facilitate stockholder attendance and participation due to the continuing COVID-19 pandemic. Our virtual meeting this year protects the safety of everyone in light of the COVID-19 outbreak, and takes into account recent federal, state and local guidance that has been issued.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to: (1) elect eight (8) directors to serve for the ensuing year as members of the Board of Directors of the Company; (2) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and (3) transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Board of Directors recommends a vote: FOR each of the eight (8) nominees for director named in the Proxy Statement; and FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Whether or not you attend the Annual Meeting via the Internet, and regardless of the number of shares of TFF that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting over the Internet, or by written proxy, will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of TFF, we thank you for your participation.

Sincerely,

Aaron Fletcher, Ph.D. Chairman of the Board of Directors

TFF PHARMACEUTICALS, INC.

2600 Via Fortuna, Suite 360

Austin, Texas 78746

(737) 802-1973

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 30, 2020

The 2020 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), will be held on Wednesday, September 30, 2020 at 11:00 a.m. EDT. This year’s meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. Stockholders will be able to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically at the Annual Meeting from virtually any location around the world. In order to attend and vote at the Annual Meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of September 28, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. We will consider and act on the following items of business at the Annual Meeting:

1.	To elect eight (8) directors to serve as members of the Board of Directors of the Company (which we refer to as our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified. The director nominees named in the Proxy Statement for election to our Board are: Aaron Fletcher, Ph.D., Glenn Mattes, Brian Windsor, Ph.D., Robert S. Mills, Stephen C. Rocamboli, Harlan Weisman, M.D., Randy Thurman and Malcolm Fairbairn;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

3.	To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes each of these items of business in detail. Only stockholders of record at the close of business on August 18, 2020 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting instructions are provided on your proxy card and included in the accompanying proxy statement. Any stockholder attending the Annual Meeting may vote at the meeting even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,

Aaron Fletcher, Ph.D. Chairman of the Board of Directors

Austin, Texas

August 28, 2020

i

TFF PHARMACEUTICALS, INC.

2600 Via Fortuna, Suite 360

Austin, Texas 78746

(737) 802-1973

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 30, 2020

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), for use at our 2020 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”). This year’s meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. The Annual Meeting will be held on Wednesday, September 30, 2020 at 11:00 a.m. EDT, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’

Meeting to Be Held Via the Internet

on Wednesday, September 30, 2020 at 11:00 a.m. EDT

The Annual Report, Notice of Meeting, Proxy Statement and Proxy Card

are available at - www.pstvote.com/tffpharma2020

We intend to mail this Proxy Statement, the proxy card and the Notice of Annual Meeting on or about August 31, 2020 to all stockholders of record entitled to vote at the Annual Meeting. If you would like a hard copy of the Annual Report, Notice of Meeting, Proxy Statement and Proxy Card for this Annual Meeting, or any future stockholder meetings, mailed or emailed to you, please contact us at the above address or at or webpage http://tffpharma.com/contact/, or telephone us at (737) 802-1973 or email us at investorinfo@tffpharma.com.

How to Attend

You are entitled to attend and participate in the Annual Meeting if you were a stockholder as of the close of business on August 18, 2020, the record date, or hold a valid proxy for the meeting. In order to attend the Annual Meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of September 28, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. The meeting webcast will begin promptly at 11:00 a.m. EDT. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures.

If you hold your shares of common stock as a record holder (that is, your shares are in your name), you can register to attend the Annual Meeting at https://register.proxypush.com/tffp by using the control number found on your proxy card. If you hold your shares in “street name” (that is, your shares are held of record by a broker, bank or other nominee), you will receive a control number from your broker, bank or other nominee which you can use to register at https://register.proxypush.com/tffp. In either case, once you have registered to attend, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. If you hold your shares of common stock as a record holder, you will be able to vote your shares at the Annual Meeting provided you register in a timely basis. However, if you hold your shares in “street name,” in order to vote your shares at the meeting you will need to follow the procedures set forth in the section below “Voting at the Meeting.”

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on August 18, 2020, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 21,763,488 shares of our common stock outstanding, each entitled to one vote.

Voting of Shares by Proxy

You may vote by attending the Annual Meeting and voting at the meeting or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote your shares over the Internet by following the instructions on the proxy card delivered to you or by completing, dating and signing the proxy card and promptly returning the proxy card via mail or facsimile. If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares by proxy.

If you are a stockholder of record, you may vote your shares as follows:

●	To vote at the meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of September 28, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to vote your shares and submit questions.

●	To vote through the Internet, go to www.pstvote.com/tffpharma2020. You will be asked to provide the 12 digit control number printed on the proxy card. Your Internet vote must be received by 11:59 p.m., EDT on September 29, 2020 to be counted.

●	To vote using the proxy card delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or fax it to: (484) 416-3597. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

●	FOR each of the eight (8) nominees for director named in the Proxy Statement; and

●	FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy-holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

●	delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

●	signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card;

●	submitting another proxy over the Internet (your latest Internet voting instructions are followed); or

●	attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

TFF Pharmaceuticals, Inc.

2600 Via Fortuna, Suite 360

Austin, Texas 78746

Attention: Corporate Secretary

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

Voting at the Meeting

To vote at the Annual Meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of September 28, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting. If you are a stockholder of record, you can vote at the virtual Annual Meeting by accessing the meeting website and entering the control number found on your proxy card and following the instructions on the website for voting at the Annual Meeting.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote in person at the virtual Annual Meeting, you must, in addition to registering in advance at https://register.proxypush.com/tffp, obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank, to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to vote at the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to alamb@philadelphiastocktransfer.com. You may also mail or fax proof of your legal proxy to:

Philadelphia Stock Transfer, Inc.,

Attn: Angela L. Lamb

2320 Haverford Rd., Suite 230

Ardmore, PA 19003

Fax: (484) 416-3597

Requests for registration must be labeled as “Legal Proxy” and be received no later than September 28, 2020. You will receive a confirmation of your registration by email after we receive your registration materials, including instructions for voting at the Annual Meeting.

Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website. We will also post a recording of the meeting on our investor relations website, which will be available for replay following the meeting for 60 days.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority in voting power of all of the shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present. If there is no quorum, the holders of a majority of the shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. We believe that the election of directors (Proposal 1) will be considered as non-routine matter and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. We believe that the ratification of the appointment of Marcum LLP as our independent registered public accounting firm (Proposal 2) will be considered a routine matter on which a broker, bank or other agent will have discretionary authority to vote, and on this basis we do not expect any broker non-votes in connection with this proposal.

Proposal No. 1: Election of Directors. A plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting is required for the election of directors. Accordingly, the eight (8) director nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes are not treated as votes cast and, therefore, will not have any effect on the outcome of the election of directors.

Proposal No. 2: Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will not be counted either for or against this proposal. We believe that brokers will have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, we do not expect there to be broker non-votes resulting from the vote on Proposal No. 2. However, in the event of any broker non-votes or abstentions in connection with Proposal No. 2, such broker non-votes and abstentions will, other than for purposes of determining a quorum, be counted as not present and these shares will be deducted from the total shares of which a majority is required.

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of the Notice or this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send Notices, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We do not intend to hire a proxy solicitor to assist in the solicitation of proxies. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

Stockholder List

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our 2019 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of eight (8) members, six (6) of whom are independent under the listing standards for independence of the NASDAQ and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board determined to nominate each of the Company’s current directors for re-election at the Annual Meeting.

Our Board and the Nominating and Corporate Governance Committee believe the directors nominated collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Each director elected at the Annual Meeting will serve a one (1) year term until the Company’s next annual meeting and until his successor is duly elected and qualified or until his earlier death, resignation or removal. Unless otherwise instructed, the proxy-holders will vote the proxies received by them for the eight (8) nominees named below. If any of the nominees is unable, or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy-holders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy-holders.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position with the Company
Aaron Fletcher, Ph.D. (b), (c)	40	Chairman of the Board, Independent Director
Glenn Mattes	64	President, Chief Executive Officer and Director
Brian Windsor, Ph.D.	54	Chief Science Officer and Director
Robert S. Mills (c)	67	Independent Director
Stephen C. Rocamboli (a), (b)	49	Independent Director
Harlan Weisman, M.D. (b), (c)	68	Independent Director
Randy Thurman (a)	71	Independent Director
Malcolm Fairbairn (a)	58	Independent Director

(a)	Member of the Audit Committee of our Board.
(b)	Member of the Compensation Committee of our Board.
(c)	Member of the Nominating and Corporate Governance Committee of our Board.

Board Recommendation

Our Board recommends a vote “FOR” each of the EIGHT (8) nominees for director named in this Proxy Statement

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time. There are no familial relationships among any of the directors or executive officers of the Company.

Aaron Fletcher, Ph.D. has served as a member of our Board since January 2018 and has served as the Chairman of the Board since December 2018. Since 2012, Dr. Fletcher has served as founder and President of Bios Research, a financial services firm that provides public equity research in the healthcare industry tailored to institutional firms and large family offices. Since 2014, Dr. Fletcher has also served as Managing Partner of Bios Partners, LP, a venture capital firm focused on investment in early-stage and growth-stage biotech and medical device companies. Dr. Fletcher also serves as a director of LTI, Cue Biopharma, Inc (Nasdaq: CUE), SWK Holdings Corporation (Nasdaq: SWKH), Actuate Therapeutics, AbiliTech Medical, and CogRx Therapeutics. Dr. Fletcher holds a Ph.D. in Biochemistry from Colorado State University and serves as a visiting professor at Dallas Baptist University. Dr. Fletcher has worked as an independent consultant for the biotech/healthcare equity industry for over ten years.

We believe that Dr. Fletcher’s significant experience and knowledge of the pharmaceutical industry as a research analyst, venture investor and academic qualifies him to serve on our Board.

Glenn Mattes has served as our President and Chief Executive Officer and a member of our Board since May 1, 2018. From December 2015 to April 2018, Mr. Mattes was Chief Executive Officer of Cornovus, Inc., a late stage-clinical stage company focused on the development of therapies for end stage congestive heart failure. From April 2011 to July 2014, Mr. Mattes was Chief Executive Officer of Arno Therapeutics, Inc., a clinical stage company focused on oncology therapeutics. From March 2003 to April 2011, Mr. Mattes served as President of Tibotec Therapeutics, Inc., a wholly-owned subsidiary of Johnson & Johnson engaged in the development of oncological therapeutics. Since May 2018, Mr. Mattes has also served as an Operating Partner of Revival Healthcare Capital, a private equity firm focused on investment and buy-out opportunities in the healthcare industry. Mr. Mattes has over 30 years of experience in the pharmaceutical industry, including several senior executive positions and manager level positions in the fields of product development and marketing.

We believe that Mr. Mattes’ valuable perspective and experience as our President and Chief Executive Officer, considerable experience in the pharmaceuticals industry and extensive leadership skills qualify him to serve on our Board.

Brian Windsor, Ph.D. has served as a member of our Board since January 2018 and as our Chief Science Officer since September 2019. Between January 2018 and September 2019, Dr. Windsor provided consulting services to us in the areas of science and technology. Dr Windsor is currently the President, Chief Executive Officer and a member of the board of directors of Lung Therapeutics, Inc., or LTI, positions he has held since July 2013. From November 2009 to March 2013, Dr. Windsor served as President of Enavail, LLC, a specialty pharmaceutical manufacturing company, where he oversaw all aspects of the company’s pharmaceutical drug development. Before joining Enavail, Dr. Windsor directed portfolio company management for Emergent Technologies, Inc., an early stage technology venture creation and management company, where he served as Managing Director or President for ten portfolio companies. He holds a Ph.D. in Molecular Biology from The University of Texas at Austin, is an invited speaker for both scientific and technology transfer events, and is an inventor on multiple patents and patent applications.

We believe that Dr. Windsor’s significant experience as chief executive officer in pharmaceutical companies, including LTI, and significant experience with pharmaceutical drug development qualifies him to serve on our Board.

Robert S. Mills has served as a member of our Board since January 2018. Mr. Mills also served as our President and Chief Executive Officer from January 2018 to May 1, 2018, and also served as the Executive Chairman of our Board from January 2018 to December 2018. Mr. Mills has served as the founder and President of RSM Consulting, LLC since January 1, 2015 and as the chairman of the board of directors of LTI since May 7, 2015. From August 2011 to December 2014, Mr. Mills was President and Chief Executive Officer of SPL Pharmaceuticals, the leading manufacturer of heparin and pancreatin, until its sale to a Chinese pharmaceutical company. Mr. Mills also served as a member of the board of directors of SPL Pharmaceuticals from 2011 to 2014. From May 2010 to February 2011, Mr. Mills served as President and as a member of the board of directors of Qualitest Pharmaceuticals, which was acquired by Endo Pharmaceuticals for $1.2 billion. From 2006 to 2010, Mr. Mills served as President and Chief Operating/Executive Officer and as a member of the board of directors of Columbia Laboratories, Inc., which has since been renamed Juniper Pharmaceuticals, Inc. (NASDAQ: CBRX). Mr. Mills was recognized as a finalist for Entrepreneur of the Year for New Jersey in 2009 by Ernst and Young. Mr. Mills holds a B.S. Degree from Grove City College and numerous graduate business credits from Temple University.

We believe that Mr. Mills’ significant experience as chief executive officer in various pharmaceutical companies and his service on several other boards, including the board of LTI, qualifies him to serve on our Board.

Stephen C. Rocamboli has served as a member of our Board since December 2018. Mr. Rocamboli has served as Chief Business Officer, General Counsel and Corporate Secretary of Advantagene, Inc., d/b/a Candel Therapeutics, a privately held immune-oncology company based in Needham, Massachusetts, between April 2015 and May 2020. Between 2010 and April 2015, Mr. Rocamboli served as general partner of Integrin Partners, LLC, a consulting firm providing corporate development and strategic transaction advisory and general counsel services to life science companies, investors and entrepreneurs. Between 2010 and 2012, Mr. Rocamboli also served as partner of Beijing International Group, an international affiliate of Integrin Partners. Between 2014 and 2015, Mr. Rocamboli also served as Special Counsel to Wyrick Robbins Yates & Ponton, LLP, focusing on life sciences transactions. Between 2008 and 2018, Mr. Rocamboli was a co-founder and served as President of Pear Tree Pharmaceuticals, a development stage pharmaceutical company focused on the development and commercialization of innovative pharmaceuticals that address the unique unmet needs of aging women and women with breast cancer until its sale to Daré Bioscience, Inc. Prior to joining Pear Tree, Mr. Rocamboli was Senior Managing Director and General Counsel of Paramount BioCapital and its affiliated companies between 2004 and 2007, and was Deputy General Counsel of Paramount from 1999 to 2004. During his tenure at Paramount he was also Partner at Orion Biomedical Fund. Mr. Rocamboli has served as a member of the board of directors of several public and private life sciences companies, including Foresight Biotherapeutics (sold to Shire Pharmaceuticals in 2015) and currently serves as a member of the board of directors of two privately held life sciences companies in New York. Mr. Rocamboli received his B.A. degree from The State University of New York at Albany and his J.D. from Fordham University School of Law.

We believe that Mr. Rocamboli’s significant experience and knowledge of the pharmaceutical industry as a counsel and entrepreneur, and his service on other corporate boards, qualifies him to serve on our Board.

Harlan Weisman, M.D. has served as a member of our Board since December 2018. Since January 2020, Dr. Weisman has been Chairman and Chief Executive Officer of Flame Biosciences, Inc. a clinical stage company focused on the research, development and commercialization of transformative therapies for inflammation-driven cancers and other inflammatory conditions. Since 2012, Dr. Weisman has also been Managing Director of And-One Consulting, LLC, which is engaged in the business of advising medical product companies, investment firms, and government and non-government healthcare organizations in formulating and implementing strategies for driving innovation in healthcare products and services. Since 2014, Dr. Weisman has also served as Executive Chairman of the Board of 3Dbio Therapeutics, a company using 3D bioprinting technology to develop whole tissue implants that fully integrate into body. From February 2016 through 2019, Dr. Weisman served as co-founder and Chief Scientific Officer for Mycrobiomics, a company developing counseling and educational material to help consumers to understand the microbiome and improve their health and well-being. Between December 2012 and December 2013, Dr. Weisman was Chairman and Chief Executive Officer of Coronado Biosciences, a biopharmaceutical company developing novel immunotherapies for autoimmune diseases and cancer. Between 2012 and 2019, Dr. Weisman served on the Board of Directors of ControlRad, Inc, a medical device company developing technology to reduce radiation exposure during fluoroscopic procedures. Dr. Weisman also serves on the Board of Directors of Caelum Biosciences, Inc. Since 2012, Dr. Weisman has also been a senior advisor to CRG, an investment management firm making structured debt and equity investments in healthcare companies. Since 2016, Dr. Weisman has been a venture advisor to the Israel Biotech Fund, which invests and develops clinical-stage biotechnology companies based in Israel. From 2010 to 2016, Dr. Weisman served on the Board of Governors of the Patient Centered Outcomes Research Institute, established by the U.S. Congress as part of the Patient Protection and Affordable Care Act of 2010. Dr. Weisman was the Chief Science and Technology Officer of the Johnson & Johnson Medical Devices and Diagnostics Group from 2006 to 2012, and served as Chairman of the J&J Worldwide R&D Council. Dr. Weisman was Company Group Chairman of J&J Pharmaceutical Research & Development from 2004 to 2006.

We believe that Dr. Weisman’s significant education and experience in the field of healthcare qualifies him to serve on our Board.

Randy Thurman has served as a member of our Board since April 2019. Mr. Thurman has been a senior advisor and operating partner for private equity funds since 2008, having co-led nearly $2 billion in acquisitions, debt transactions and equity investments in life sciences, industrial, IT and service companies in the United States and Europe. He currently serves as Senior Advisor for BC Partners and is an Adjunct Professor — Finance at Merrimack College Graduate School. Between 2000 and 2007, Mr. Thurman was the founder, Chair and Chief Executive Officer of Viasys Healthcare, Inc., which was a diversified, research-based medical technology company with global revenue over $700 million. Mr. Thurman led Viasys Healthcare, Inc. through a successful initial public offering until its acquisition by Cardinal Health in 2007. Prior to that, he served as Chairman of the Board and Chief Executive Officer of Corning Life Sciences Inc. and President, Chief Executive Officer and Director of Rhone-Poulenc Rorer Pharmaceuticals Inc. (now Aventis). In 2007, Mr. Thurman was named an Entrepreneur of the Year by Ernst & Young. Mr. Thurman served as a fighter pilot in the United States Air Force and Air National Guard from 1971 to 1992. Mr. Thurman received his B.A. degree in Economics from Virginia Polytechnic Institute, earned an M.A. in management from Webster University and is a graduate of the USAF Air Command and Staff Leadership College.

We believe that Mr. Thurman’s significant experience as chief executive officer and director of pharmaceutical companies qualifies him to serve on our Board.

Malcolm Fairbairn has served as a member of our Board since January 2020. Mr. Fairbairn is the founder of Ascend Capital, a $3.5 billion long/short equity fund for which he served as Chief Executive Officer and Chief Investment Officer from January 1999 to December 2018. Prior to founding Ascend Capital, Mr. Fairbairn was a Managing Director of Citadel Investment Group. Mr. Fairbairn holds an MBA from Harvard Business School and an MS and BS in Chemical Engineering from MIT.

We believe that Mr. Fairbairn’s significant experience in finance and investing experience, in addition to significant leadership and strategic planning skills, qualifies him to serve on our Board.

CORPORATE GOVERNANCE

Board Composition

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of eight (8) authorized members. During the year ended December 31, 2019, our Board met three (3) times and acted by unanimous written consent six (6) times. The Annual Meeting will be our first annual meeting of stockholders and our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders. All directors attended at least 75% of all meetings of the Board during the year ended December 31, 2019.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Mr. Mattes and Dr. Windsor, by virtue of their executive officer positions, none of our director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making this determination, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this Proxy Statement. With regard to Robert Mills, our Board determined that Mr. Mills is independent notwithstanding his service as an officer of our company from January 2018 to December 2018 based on NASDAQ guidelines that allow for an independent director’s past service as an executive officer provided such service was an interim arrangement lasting less than one year.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our committees operates under a written charter, a copy of which is available at our investor relations website located at http://ir.tffpharma.com/.

Audit Committee

Our Audit Committee consists of Randy Thurman, Stephen Rocamboli and Malcolm Fairbairn, with Mr. Thurman serving as Chairperson. The composition of our Audit Committee meets the requirements for independence under current Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq Stock Market listing standards. Mr. Thurman is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. Our Audit Committee will, among other things:

●	select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	discuss the scope and results of the audit with the independent registered public accounting firm;

●	review, with management and the independent registered public accounting firm, our interim and year-end operating results;

●	develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	review our policies on risk assessment and risk management;

●	review related-party transactions; and

●	approve (or, as permitted, pre-approve) all audit and all permissible nonaudit services, other than de minimis nonaudit services, to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2019, our Audit Committee met two (2) times.

Compensation Committee

Our Compensation Committee consists of Stephen Rocamboli, Aaron Fletcher, Ph.D. and Harlan Weisman, M.D., with Mr. Rocamboli serving as Chairperson. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Our Compensation Committee will, among other things:

●	review, approve and determine the compensation of our executive officers;

●	administer our stock and equity incentive plans;

●	make recommendations to our Board regarding director compensation and the establishment and terms of incentive compensation and equity plans; and

●	establish and review general policies relating to compensation and benefits of our employees.

Our chief executive officer may, from time to time, provide input and recommendation to our Compensation Committee concerning the compensation of our other executive officers. Our chief executive officer may also, from to time, attend Compensation Committee meetings, but he is not present during the Committee’s deliberations regarding executive officer compensation. From time to time, our Compensation Committee may use an independent consultant in considering compensation policies and programs for executive officers. However, our Compensation Committee did not engage an independent consultant during 2019. Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2019, our Compensation Committee met two (2) times.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Harlan Weisman, M.D., Aaron Fletcher, Ph.D. and Robert S. Mills, with Dr. Weisman acting as Chairperson. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under Nasdaq Stock Market listing standards and SEC rules and regulations. Our Nominating and Corporate Governance Committee will, among other things:

●	identify, evaluate and make recommendations to our Board regarding nominees for election to our Board and its committees;

●	evaluate the performance of our Board and of individual directors;

●	consider and make recommendations to our Board regarding the composition of our Board and its committees;

●	advise and make recommendations to the Board regarding corporate governance practices; and

●	develop procedures for employees to submit concerns anonymously about matters other than accounting or auditing matters to be handled by the Audit Committee; and

●	develop and make recommendations to our Board regarding corporate governance guidelines and matters.

When evaluating director candidates, our Nominating and Corporate Governance Committee seeks to ensure that our Board has the requisite skills and experience and that its members consist of persons with appropriately complementary and independent backgrounds. The Nominating and Corporate Governance Committee will consider all aspects of a candidate’s qualifications in the context of TFF’s needs, including: pharmaceutical industry experience, preferably at an executive level; experience as an officer or director of a public company; independence from management; practical business judgment; personal and professional integrity and ethics; and the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our Company’s interests. While we do not have a formal diversity policy, we understand the desirability of having a Board comprised of directors with diverse and varied backgrounds, experience and opinions, and as we look to expand our Board or replace retiring Board members our Nominating and Governance Committee is committed to including candidates with diverse gender and ethnic backgrounds in the search. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of our Company, and the long-term interests of our stockholders.

Our Nominating and Corporate Governance Committee will consider for directorship candidates nominated by third parties, including stockholders. However, at this time, our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. For a third party to suggest a candidate, one should provide our corporate secretary, Kirk Coleman, with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected.

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market. During the year ended December 31, 2019, our Nominating and Corporate Governance Committee met one (1) time.

Board Leadership Structure and Role in Risk Oversight

Aaron Fletcher, Ph.D. serves as our chairman of the Board and Glenn Mattes serves as our president and chief executive officer. We have neither adopted a formal policy on whether the chairman and chief executive officer positions should be separate or combined nor do we have a lead director. We believe that, given the small size of our Board and establishment of separate Audit, Compensation Nominating and Corporate Governance Committees consisting of independent directors, our present Board structure is in the best interest of us and our stockholders. Our Board has an active role in overseeing our areas of risk. While the full Board has overall responsibility for risk oversight, the Board has assigned certain areas of risk primarily to designated committees, which report back to the full Board.

Process for Stockholders to Send Communications to our Board of Directors

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our corporate secretary, Kirk Coleman, and it will be distributed to each director.

Compensation Committee Interlocks and Insider Participation

None of our independent directors, Aaron Fletcher, Ph.D., Robert S. Mills, Stephen C. Rocamboli, Harlan Weisman, M.D., Randy Thurman or Malcolm Fairbairn, is currently or has been at any time one of our officers or employees, except for Mr. Mills’ service as an interim executive officer from January 2018 to December 2018. None of our executive officers currently serves, or has served during the last year, as a member of the board or compensation committee of any entity that has one or more executive officers serving as a member of our Board.

Employee, Officer and Director Hedging

We have adopted a policy that no director, officer, employee or consultant of TFF may engage in any short term or speculative transactions involving securities of the Company. These prohibited speculative transactions include short sales, publicly traded options, hedging transactions, margin accounts and pledged securities, and standing and limit orders.

Code of Conduct

We have adopted a code of conduct for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link http://ir.tffpharma.com/corporate-governance.

Limitation of Liability of Directors and Indemnification of Directors and Officers

The Delaware General Corporation Law provides that corporations may include a provision in their certificate of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. In addition to the foregoing, our certificate of incorporation provides that we shall indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our executive officers and directors by way of written indemnification agreements.

The above provisions in our certificate of incorporation and bylaws and in the written indemnity agreements may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP (which we refer to as “Marcum”) as our independent registered public accounting firm for the year ending December 31, 2020, and our Board has directed that management submit the appointment of Marcum as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Marcum is expected to be available at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Marcum as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Marcum to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MARCUM LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2019 and 2018 by our independent registered public accounting firm, Marcum LLP (in thousands).

	2019	2018
Audit Fees (A)	$200,058	$124,414
Audit - Related Fees	–	–
Tax Fees	7,313	–
	$207,371	$124,414

(A)	The audit fees consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with the statutory and regulatory filings or engagements and capital market financings.

Pre-Approval Policies and Procedures

The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.

The Audit Committee considered the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all audit services provided by Marcum in 2019 and 2018. Except for certain corporate tax compliance services, Marcum LLP did not perform any non-audit services in 2019 or 2018.

Audit Committee Report

The Audit Committee issued the following report for inclusion in this Proxy Statement and our 2019 Annual Report:

●	The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2019 with management of TFF Pharmaceuticals, Inc. and with TFF Pharmaceuticals, Inc.’s independent registered public accounting firm, Marcum LLP.

●	The Audit Committee has discussed with Marcum LLP those matters required by Statement on Auditing Standards No. 1301, “Communications with Audit Committee,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

●	The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning the accountant’s independence and has discussed with Marcum LLP its independence from TFF Pharmaceuticals, Inc. and its management.

Based on the review and discussions referenced to in paragraphs 1 through 3 above, the Audit Committee recommended to our Board that the audited financial statements for the year ended December 31, 2019 be included in the Annual Report on Form 10-K for that year for filing with the SEC.

AUDIT COMMITTEE Randy Thurman Stephen Rocamboli Malcolm Fairbairn

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 18, 2020 by:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

●	each of our directors, director nominees and executive officers; and

●	all directors, director nominees and executive officers as a group.

The beneficial ownership of each person was calculated based on 21,763,488 common shares issued and outstanding as of August 18, 2020. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 2600 Via Fortuna, Suite 360, Austin, Texas 78701.

Name of Director, Executive Officer or Director Nominees	Number of Shares		Percentage Owned

Glenn Mattes	426,511	(1)	1.9%
Kirk Coleman	57,250	(2)	*
Brian Windsor, Ph.D.	61,006	(3)	*
Aaron Fletcher, Ph.D.	146,006	(4)	*
Robert S. Mills	127,991	(5)	*
Stephen Rocamboli	46,006	(6)	*
Harlan Weisman, M.D.	51,006	(7)	*
Randy Thurman	39,504	(8)	*
Malcom Fairbairn	1,392,568	(9)	6.4%
Directors, nominees and executive officers as a group	2,347,848		10.4%

*	Less than 1%.

Name and Address of 5% + Holders	Number of Shares	Percentage Owned
Lung Therapeutics, Inc. 2600 Via Fortuna, Suite 360 Austin, TX 78746	4,000,000	18.4%
Maestro Ventures, LP 10 Orinda View Road Orinda, CA 94563	1,317,568	6.1%

(1)	Includes 406,511 shares issuable upon exercise of currently exercisable options. Also, includes 10,000 shares held by Mr. Mattes’ spouse.
(2)	Includes 56,250 shares issuable upon exercise of currently exercisable options.
(3)	Includes 56,006 shares issuable upon exercise of currently exercisable options.
(4)	Includes 51,006 shares issuable upon exercise of currently exercisable warrants held by an entity affiliated with Dr. Fletcher.
(5)	Includes 112,011 shares issuable upon exercise of currently exercisable options.
(6)	Represents 46,006 shares issuable upon exercise of currently exercisable options.
(7)	Includes 46,006 shares issuable upon exercise of currently exercisable options.
(8)	Includes 34,504 shares issuable upon exercise of currently exercisable options.
(9)	Includes 1,317,568 shares held by Maestro Ventures, LP and 75,000 shares held by Valley High, LP. Mr. Fairbairn is a controlling person of both entities.

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following sets forth information regarding the current executive officers of the Company. Biographical information pertaining to Glenn Mattes and Brian Windsor, Ph.D., each of whom is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal No. 1, Election of Directors-Information About Director Nominees.”

Name	Age	Position

Kirk Coleman	48	Chief Financial Officer

Mr. Coleman has served as our Chief Financial Officer since January 2018. Since 2012, Mr. Coleman also served as an executive officer of Steelhead Capital Management, LLC and Bios Partners, LP, a venture capital firm focused on investment in early-stage and growth-stage biotech and medical device companies. From 1998 to 2008, Mr. Coleman was Treasurer for EFO Holdings, LP, a family office. Mr. Coleman has over 20 years of experience in venture capital investments. Mr. Coleman received a BBA in Accounting from Texas Christian University in 1995.

Summary Compensation Table

The following table sets forth the compensation awarded to or earned by our chief executive officer and our two other highest paid executive officers for the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Total
Glenn Mattes, CEO	2019	$316,667	$200,000	$1,338,959	$1,855,626
	2018	$293,750	$150,000	$736,764	$1,180,514

Kirk Coleman, CFO	2019	$203,912	$78,000	$639,846	$921,758
	2018	$105,963	$-	$-	$105,963

Brian Windsor, Ph.D., CSO	2019	$150,000	$-	$177,381	$327,381
	2018	$146,875	$-	$109,720	$256,595

The dollar amounts in the Option Awards columns above reflect the values of options as of the grant date for the years ended December 31, 2019 and 2018, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 9 to our audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K filed with the SEC on March 27, 2020.

Narrative Disclosure to Summary Compensation Table

Mattes Employment Agreement

We entered into an agreement with Mr. Mattes dated April 23, 2018. Mr. Mattes served as our President and Chief Executive Officer pursuant to that agreement until December 20, 2018, at which time we entered into a superseding agreement with Mr. Mattes described below. We paid Mr. Mattes at the rate of $25,000 per month under the April 2018 agreement. Mr. Mattes was also eligible to receive a bonus of up to $150,000 for calendar year 2018, based on performance parameters set by our Board. Mr. Mattes received his full $150,000 bonus for 2018. The April 2018 agreement contained customary provisions relating to intellectual property assignment, confidentiality and indemnification

We have also entered into an executive employment agreement dated December 20, 2018 with Mr. Mattes, which became effective, and replaced and superseded the April 2018 agreement, upon the close of our initial public offering in October 2019. Pursuant to Mr. Mattes’ executive employment agreement, he continues to serve as our President and Chief Executive Officer. We agreed to pay Mr. Mattes at the rate of $33,333 per month under the agreement, commencing upon the close of the IPO and, effective as of June 1, 2020, we increased Mr. Mattes’ salary to $37,500 per month. Mr. Mattes is also eligible to receive a bonus of up to 50% of his base salary, commencing with calendar year 2019, based on performance parameters set by our Board, and is also eligible for participation in our incentive compensation plans. Mr. Mattes received his full $200,000 bonus for 2019. Mr. Mattes’ executive employment agreement entitles him to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of 12 months of his base salary in the event of his termination by us without cause or his resignation for good reason, as such terms are defined in the executive employment agreement. Mr. Mattes’ executive employment agreement is an “at will” agreement subject to termination by either party at any time and for any reason. The agreement contains customary provisions relating to intellectual property assignment, confidentiality and indemnification.

In the first half of 2018, we granted Mr. Mattes options to purchase up to 200,000 shares of our common stock at an exercise price of $2.50 per share. The options vested and became exercisable on May 1, 2019. On September 26, 2018, we granted Mr. Mattes options to purchase up to an additional 413,023 shares of our common stock at an exercise price of $2.50 per share. Those options vest and first become exercisable as to 103,255 shares on the first anniversary of the date of grant, with the remaining 309,768 shares vesting in 12 equal quarterly installments; provided that the vesting of the option shares will accelerate and those options held by Mr. Mattes will become fully vested upon a Change in Control, as defined in our 2018 Plan. In addition, we agreed to grant Mr. Mattes, upon the close of our IPO, stock options that increased his beneficial ownership of our common stock, on a fully diluted basis after giving effect to the close of IPO and the conversion of our Series A preferred stock, to 5% of our then outstanding common stock. Following the close of our IPO in the fourth quarter of 2019, we granted Mr. Mattes options to purchase 448,034 shares of our common stock at an exercise price of $5.00 per share.

Coleman Employment Agreement

From January 2018 to February 2019, Mr. Coleman was compensated for his services as our Chief Financial Officer at the hourly rate of $150 per hour. Effective as of February 15, 2019, we entered into an employment agreement with Mr. Coleman pursuant to which we have agreed to pay Mr. Coleman at the rate of $16,666 per month, which was amended as of December 1, 2019 to increase Mr. Coleman’s salary to $21,666 per month. Mr. Coleman is eligible to receive a bonus of up to 30% of his base salary, commencing with calendar year 2019, based on performance parameters set by our Board, and is also eligible for participation in our incentive compensation plans. Mr. Coleman received his full $60,000 bonus for 2019. Mr. Coleman’s employment agreement entitles him to reasonable and customary health insurance and other benefits, at our expense. Mr. Coleman’s employment agreement is an “at will” agreement subject to termination by either party at any time and for any reason. The agreement contains customary provisions relating to intellectual property assignment, confidentiality and indemnification.

In connection with his employment agreement, we granted Mr. Coleman options to purchase up to 150,000 shares of our common stock at an exercise price of $2.50 per share. The options vest and first become exercisable as to 37,500 shares on the first anniversary of the date of grant, with the remaining 112,500 options vesting thereafter in 12 equal quarterly installments. In addition, we agreed to grant Mr. Coleman, upon the close of our IPO, stock options that increased his beneficial ownership of our common stock, on a fully diluted basis after giving effect to the close of IPO and the conversion of our Series A preferred stock, to 1.22% of our then outstanding common stock. Following the close of our IPO in the fourth quarter of 2019, we granted Mr. Coleman options to purchase 77,883 shares of our common stock at an exercise price of $5.00 per share.

In December 20, 2019, we granted Mr. Coleman additional options to purchase 50,000 shares of our common stock at an exercise price of $5.16 per share. Those options vest and first become exercisable as to 12,500 shares on the first anniversary of the date of grant, with the remaining 37,500 shares vesting in 12 equal quarterly installments

Windsor Employment Agreement

Dr. Windsor serves as our Chief Science Officer pursuant to a Consulting Agreement effective as of January 24, 2018, as amended. Between January 2018 and September 2019, Dr. Windsor was compensated at the rate of $115,000 per year, which was increased to $150,000 per year in September 2019. The agreement has a term of five years; however, we may terminate the agreement for any reason on 180 days prior written notice.

In April 2018, we granted Dr. Windsor options to purchase up to 20,000 shares of our common stock at an exercise price of $2.50 per share. The options vested and became exercisable one year after the date of grant. On September 26, 2018, we granted Dr. Windsor options to purchase up to an additional 72,012 shares of our common stock at an exercise price of $2.50 per share. Those options vest and first become exercisable as to 18,003 shares on the first anniversary of the date of grant, with the remaining 54,009 shares vesting in 12 equal quarterly installments; provided that the vesting of the option shares will accelerate and those options held by Dr. Windsor will become fully vested, upon a Change in Control, as defined in our 2018 Plan. In addition, we agreed to grant Dr. Windsor, upon the close of our IPO, options that increased his beneficial ownership of our common stock, on a fully diluted basis after giving effect to the close of the IPO and the conversion of our Series A preferred stock, to 0.75% of our then outstanding common stock. Following the close of our IPO in the fourth quarter of 2019, we granted Dr. Windsor options to purchase 47,417 shares of our common stock at an exercise price of $5.00 per share.

The employment agreements with our executive officers were unanimously approved by our full Board. No officer or employee of our Company was involved in the Board’s deliberation over the employment agreements of our executive officers, other than those directors who also serve as officers of our company, Mr. Mattes and Dr. Windsor.

Potential Payments upon Termination

As noted above, the officer employment agreements entitle each officer to reasonable and customary health insurance and other benefits, at our expense, and, in the case of Glenn Mattes and Kirk Coleman, a severance payment based on their then annual salary and related benefits in the event of our termination of their employment without cause or their resignation for good reason.

If a qualifying involuntary termination had occurred on December 31, 2019, our executive officers would have been eligible to receive the following amounts:

Name	Type of Payment	Termination of Employment ($)	Change in Control ($)

Glenn Mattes	Cash Severance	$400,000	–
	Equity Acceleration	$–	$–

Kirk Coleman	Cash Severance	$260,000	–
	Equity Acceleration	–	$–

Brian Windsor, Ph.D.	Cash Severance	$–	–
	Equity Acceleration	–	$–

Outstanding Equity Awards at December 31, 2019

Set forth below is information concerning the equity awards held by our named executive officers as of December 31, 2019.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable[1]	Option Exercise Price ($)	Option Expiration Date

Glenn Mattes	200,000	–	$2.50	05/01/2028
	129,069	283,954	$2.50	09/26/2028
	–	332,868	$5.00	10/28/2029
	–	25,214	$5.00	11/28/2029

Kirk Coleman	–	150,000	$2.50	04/11/2029
	–	71,963	$5.00	10/28/2029
	–	5,920	$5.00	11/28/2029
		50,000	$5.16	12/19/2029

Brian Windsor, Ph.D.	20,000	–	$2.50	04/06/2028
	22,503	49,509	$2.50	09/26/2028
	–	43,794	$5.00	10/28/2029
	–	3,623	$5.00	11/28/2029

Compensation of Directors

We do not compensate any of our executive directors for their service as a director. We have adopted a non-employee director compensation policy pursuant to which our non-employee directors receive a quarterly $8,750 cash retainer, plus an additional $1,250 per quarter for serving as a chairman of any committee of the Board. Mr. Rocamboli has declined to accept any cash fees for his service on our Board. We also reimburse our independent directors for their reasonable expenses incurred in connection with attending meetings of our Board.

Set forth below is a summary of the compensation we paid to our directors during the 12 months ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)		Total ($)
Aaron Fletcher, Ph.D.	$35,000	$175,719	(1)	$210,719
Robert S. Mills	$35,000	$9,381	(2)	$44,381
Stephen Rocamboli	$--	$177,381	(3)	$177,381
Harlan Weisman, M.D.	$39,000	$177,381	(4)	$216,381
Randy Thurman	$27,681	$177,381	(5)	$205,062
Malcolm Fairbairn (6)	$--	$--		$--

(1)	As of December 31, 2019, an entity affiliated with Dr. Fletcher held warrants to purchase 139,429 shares.
(2)	As of December 31, 2019, Mr. Mills held options to purchase 186,374 shares.
(3)	As of December 31, 2019, Mr. Rocamboli held options to purchase 139,429 shares.
(4)	As of December 31, 2019, Dr. Weisman held options to purchase 139,429 shares.
(5)	As of December 31, 2019, Mr. Thurman held options to purchase 139,429 shares.
(6)	Mr. Fairbairn was appointed to our Board in January 2020 and received no compensation during 2019.

[1]	With regard to unexercisable options, 25% of the option award vests and first becomes exercisable on the first anniversary of the date of grant, with the remaining 75% of the option award vesting in 12 equal quarterly installments thereafter.

The dollar amounts in the Option Awards columns above reflect the values of options as of the grant date for the years ended December 31, 2019 and 2018, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 9 to our audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K filed with the SEC on March 27, 2020.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2019 about our stock plans under which our equity securities are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options		(b) Weighted-Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
Equity compensation plans approved by security holders	2,139,078	(1)	$3.46	1,145,402	(2)
Equity compensation plans not approved by security holders	--		--	--
Total	2,139,078		$3.46	1,145,402

(1)	Represents shares issuable upon exercise of options granted under the TFF Pharmaceuticals, Inc. 2018 Stock Incentive Plan.
(2)	Represents shares available for issuance under the TFF Pharmaceuticals, Inc. 2018 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Since January 1, 2018, we have not entered into any transactions where the amount exceeded the lesser of $120,000 or one percent (1%) of the average of our total assets as of December 31, 2019 and 2018 with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements with our executive officers and directors described elsewhere in this Proxy Statement and as described below.

We were incorporated under the laws of the state of Delaware on January 24, 2018 by Lung Therapeutics, Inc., or LTI. In March 2018, we completed a Series A preferred stock financing with third-party investors, at which time we acquired certain of LTI’s non-core intellectual property rights and other assets all of which related to our TFF platform, in exchange for 4,000,000 shares of our common stock, which had a deemed value at the time of $10 million based on the $2.50 per share price of our Series A preferred stock. LTI is an early-stage company focused on the development of certain technologies in the pulmonary field. LTI currently provides us with office space and certain administrative services and equipment for no charge, from time to time on an as-needed basis, and three of our directors, Aaron Fletcher, Ph.D., Robert Mills and Brian Windsor, Ph.D., are members of the board of directors of LTI.

Except as set forth above, we have not entered into any transactions with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements described elsewhere in this prospectus. We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common stock, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board.

OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 16(a) of the Exchange Act require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2019.

Stockholder Proposals and Director Nominations for 2021 Annual Meeting

To be considered for inclusion in the proxy materials for our 2021 annual meeting of stockholders, your proposal must be submitted in writing a reasonable time before we begin to print and send our proxy materials for our 2021 annual meeting to our corporate secretary at 2600 Via Fortuna, Suite 360, Austin, Texas 78701, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Pursuant to our Amended and Restated Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2021 annual meeting of stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must deliver such proposal or nomination to our President or our principal executive officer at our principal place of business, in writing, not later than the close of business on July 6, 2021 nor earlier than the close of business on June 6, 2021. However, if our 2021 annual meeting of stockholders is not held between August 31, 2021 and October 30, 2021, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2021 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to the 2021 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2021 annual meeting of stockholders is first made. You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

The person presiding over the 2021 annual meeting of stockholders may determine, if the facts warrant, that a proposal or nomination has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2021 annual meeting of stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our Amended and Restated Bylaws, if the 2021 annual meeting proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to TFF Pharmaceuticals, Inc., 2600 Via Fortuna, Suite 360, Austin, Texas 78701, Attention: Investor Relations, or contact Investor Relations by telephone at (215) 880-2632; or find our materials posted online at www.tffpharma.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the annual meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act, or the Exchange Act, which might incorporate future filings made by us under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Director

Aaron Fletcher, Ph.D. Chairman of the Board of Directors

Austin, Texas

August 28, 2020

A copy of the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2020 is available without charge upon written request to: Corporate Secretary, TFF Pharmaceuticals, Inc., 2600 Via Fortuna, Suite 360, Austin, Texas 78701.

TFF PHARMACEUTICALS, INC.

Annual Meeting of Stockholders

September 30, 2020 at 11:00 a.m. Eastern Time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Glenn Mattes and Aaron Fletcher, with full power of substitution, as proxy to represent and vote all shares of Common Stock of TFF Pharmaceuticals, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the virtual Annual Meeting of the Stockholders of the Company to be held on September 30, 2020, at 11:00 a.m. Eastern Time.

THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

1. To elect eight (8) directors to serve as members of the Board of Directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	FOR	WITHHOLD		FOR	WITHHOLD

01. Aaron Fletcher, Ph.D.	☐	☐	05. Glenn Mattes	☐	☐
02. Brian Windsor, Ph.D.	☐	☐	06. Robert S. Mills	☐	☐
03. Stephen C. Rocamboli	☐	☐	07. Harlan Weisman, M.D.	☐	☐
04. Randy Thurman	☐	☐	08. Malcolm Fairbairn	☐	☐

2. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR each of the eight (8) nominees for director named in the Proxy Statement; and FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ____________________________________________

Signature (Co-owner) __________________________________

Dated: ____________________, 2020

☐	Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend the virtual Annual Meeting.

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

☐	Via Internet:

Login to www.pstvote.com/tffpharma2020

Enter your control number (12-digit number located below)

☐	Via Mail:

Philadelphia Stock Transfer, Inc.

2320 Haverford Rd., Suite 230

Ardmore, PA 19003

☐	Via Virtual Meeting:

The Company will be hosting the meeting live via the Internet this year. In order to attend and vote at the meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of September 28, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions.

☐	Via Fax:

484-416-3597

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern Time, on September 29, 2020.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.